Exhibit 10.7.1

                                  FIRST AMENDMENT TO
                                REGISTRATION AGREEMENT

       This First Amendment to the Registration Agreement (this "Amendment") is entered into as of October 7, 1998, by and between The Productivity Fund III, L.P., a Delaware limited partnership (the "Productivity Fund"), Environmental Private Equity Fund II, L.P., a Delaware limited partnership (the "Environmental Private Equity Fund"), Mark Koulogeorge, Warburg, Pincus Equity Partners, L.P. ("WPEP") (all such persons listed on the Schedule of Purchasers attached hereto, and collectively referred to herein as the "Purchasers" and individually as a "Purchaser") and The Cobalt Group, Inc., a Washington corporation (the "Company").

                                       RECITALS

       A. The Company, The Productivity Fund, the Environmental Private Equity Fund and Mark Koulogeorge are parties to a Registration Agreement, dated as of February 28, 1997 (the "Agreement").

       B. The Company and WPEP have entered into a Purchase Agreement, of even date herewith (the "Series B Purchase Agreement"). All capitalized terms used herein and not defined shall have the meaning set forth in the Agreement.

       C. The Company and the Purchasers desire to amend the Agreement to induce WPEP to enter into the Series B Purchase Agreement.

                                      AGREEMENT

       1. AMENDMENT TO PARAGRAPH 1(a). The first sentence of Paragraph 1(a) is hereby amended to insert October 1, 2000," in the place of "the second anniversary of the date hereof."

       2. AMENDMENT TO PARAGRAPH 1(g). The first sentence of Paragraph 1(g) is hereby amended to read as follows:

       "'Registrable Securities' means (i) any Series A Preferred Stock issued pursuant to the Purchase Agreement, (ii) any Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, (ii) any Common Stock issued upon the conversion of any Series A Preferred Stock issued pursuant to the Purchase Agreement, (iv) any Common Stock issued upon the conversion of any Series B Preferred Stock issued pursuant to the Series B Purchase Agreement, and (v) any Common Stock issued or issuable with respect to the securities referred to in clauses (i), (ii),
       (iii) and (iv) by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization."

       The last sentence of Paragraph 1(g) is hereby amended to read as follows:

       "Unless otherwise stated, other capitalized terms contained herein shall have the meanings set forth in the Series B Purchase Agreement."

       3. AMENDMENT TO PARAGRAPH 8(e). Paragraph 8(e) is hereby amended to insert "the Series B Purchase Agreement" in the place of "the Purchase Agreement."

       4. NO OTHER AMENDMENTS. Except as expressly amended as set forth above, the Registration Agreement shall remain in full force and effect in accordance with its terms.

       IN WITNESS WHEREOF, the parties hereto have executed this First Amendment on the date first written above.

                                     THE COBALT GROUP, INC.


                                     By:
                                         --------------------------------------
                                             Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------

                                     WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                             By:    Warburg, Pincus & Co., Inc.
                                                    Its:  General Partner

                                             By:
                                                 ------------------------------
                                                    Joseph P. Landy, Partner

                                     THE PRODUCTIVITY FUND III, L.P., a
                                     Delaware limited partnership

                                             By:    First Analysis Management
                                                    Company III, L.L.C.,
                                                    Its:  General Partner

                                             By:
                                                 ------------------------------
                                             Its:
                                                 ------------------------------

                                     ENVIRONMENTAL PRIVATE EQUITY FUND II,
                                     L.P., a Delaware limited partnership

                                             By:    Environmental Private
                                                    Equity Management II, L.P.
                                                    Its:  General Partner

                                             By:    First Analysis EPEF
                                                    Management Company II, a
                                                    General Partner

                                             By:    First Analysis Corporation,
                                                    a General Partner

                                             By:
                                                    ---------------------------
                                                    Mark Koulogeorge

                                                    ---------------------------
                                                    Mark Koulogeorge

                                SCHEDULE OF PURCHASERS



                                                       NUMBER OF SHARES
                                                      OF PREFERRED STOCK


 NAME AND ADDRESS
 Warburg, Pincus Equity Partners, L.P.         Series A:                788,004
 466 Lexington Avenue                          Series B:              1,858,100
 New York, NY  10017                           Series B-1:            5,118,091
 The Productivity Fund III, L.P.               Series A:                507,580
 The Sears Tower                               Series B:                      0
 Suite 9500                                    Series B-1:                    0
 233 South Wacker Drive
 Chicago, IL  60606
 Environmental Private Equity Fund II, L.P.    Series A:                697,924
 The Sears Tower                               Series B:                      0
 Suite 9500                                    Series B-1:                    0
 233 South Wacker Drive
 Chicago, IL  60606
 Mark Koulogeorge                              Series A:                112,774
 The Sears Tower                               Series B:                      0
 Suite 9500                                    Series B-1:                    0
 233 South Wacker Drive
 Chicago, IL  60606
